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GOLD BANC CORP.
INCOME STATEMENTS - RESTATED
(In thousands, except per share data)

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                                    QTR. END    QTR. END    QTR. END    QTR. END    YTD    QTR. END    QTR. END   QTR. END    YTD
                                    3/31/99     6/30/99     9/30/99    12/31/99  12/31/99  3/31/00    6/30/00     9/30/00   9/30/00
                                    -------     --------    --------   --------- --------  --------   ---------   --------  -------
Interest income -
Loans, including fees               $34,723     $36,515     $36,811    $38,349   $146,398  $41,235    $42,365     $43,817  $127,417
Investments                           6,075       6,263       6,821      7,301     26,460    6,968      7,383       7,205    21,556
Other                                 1,250       1,194         879        561      3,884      629        609         987     2,225
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
                                     42,048      43,972      44,511     46,211    176,742   48,832     50,357      52,009   151,198
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Interest expense -
Deposits                             17,887      17,870      18,464     19,460     73,681   20,676     21,059      23,148    64,883
Borrowings and other                  3,191       3,914       3,838      4,129     15,072    3,986      6,008       5,607    15,601
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
                                     21,078      21,784      22,302     23,589     88,753   24,662     27,067      28,755    80,484
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Net interest income                  20,970      22,188      22,209     22,622     87,989   24,170     23,290      23,254    70,714
Provision for loan losses             1,145       1,459       1,127      1,205      4,936      661      1,014         978     2,653
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Net Interest income after
   provision for loan losses         19,825      20,729      21,082     21,417     83,053   23,509     22,276      22,276    68,061
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
Other income -
Service charges                       2,418       2,656       2,837      2,943     10,854    2,929      2,570       2,580     8,079
Net gain on sale of mortgage loans      299         606         268        363      1,536       90         75          85       250
Gain(Loss) on sale of securities        237          34          (2)        (5)       264      (30)       234          15       219
Gain(Loss) on sale of other assets      (11)        (51)          9        (35)       (88)     (62)       100        (106)      (68)
Unrealized gain(loss) on
   trading assets                       (37)        (21)         36        (15)       (37)       -          -         (49)      (49)
Investment trading fees & commissions   976         868         712        737      3,293      615        653         852     2,120
Other                                 2,141       2,618       2,509      2,407      9,675    2,618      2,810       2,696     8,124
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
                                      6,023       6,710       6,369      6,395     25,497    6,160      6,442       6,073    18,675
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Other expense -
Salaries and employee benefits        8,769       9,543       9,631     10,293     38,236    9,826      9,692       9,825    29,343
Occupancy expense                     1,814       2,059       1,946      2,024      7,843    1,999      1,929       1,905     5,833
Depreciation expense                  1,295       1,311       1,272      1,197      5,075    1,426      1,514       1,477     4,417
Goodwill amortization expense           394         445         423        438      1,700      462        500         467     1,429
Other                                 5,171       5,231       4,714      5,698     20,814    5,763      5,314       6,195    17,272
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
                                     17,443      18,589      17,986     19,650     73,668   19,476     18,949      19,869    58,294
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Earnings before income taxes
   and one-time charges               8,405       8,850       9,465      8,162     34,882   10,193      9,769       8,480    28,442
Income taxes                          3,058       3,110       3,163      2,932     12,263    3,044      3,569       2,904     9,517
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Earnings before one-time charges      5,347       5,740       6,302      5,230     22,619    7,149      6,200       5,576    18,925
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------

Less: investment portfolio
   restructure - net of taxes             -           -           -        423        423        -          -       1,367     1,367
Less: acqusition's loan loss
   provision - net of taxes               -           -           -      4,097      4,097        -          -          -          -
Less: operations of Gold
   Mortgage - net of taxes                -           -          86       (115)       (29)      81        195         932     1,208
Less: consolidation/repositioning/pooling
   expense - net of taxes                 -           -           -      3,353      3,353    7,853       (398)       (312)    7,143
                                    -------     -------     -------    -------   --------  -------    -------     -------  --------
Net earnings                         $5,347      $5,740     $ 6,216    $(2,528)  $14,775   $  (785)    $6,403     $ 3,589  $  9,207
                                    =======     =======     =======    =======   =======   =======     ======     =======  ========

EPS - Earnings before
   one-time charges                  $ 0.14      $ 0.15     $  0.17    $  0.14   $  0.60   $  0.19     $ 0.16     $  0.15  $   0.50
EPS - Net earnings                   $ 0.14      $ 0.15     $  0.17    $ (0.07)  $  0.39   $ (0.02)    $ 0.17     $  0.10  $   0.24
Weighted average common
   shares outstanding                37,523      37,519      37,515     37,489    37,529    37,930     37,769      37,494    37,675
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